UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2003

HEALTHSOUTH Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10315	63-0860407

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant's Telephone Number, Including Area Code)

ITEM 5.	Other Events and Required FD Disclosure.

On November 3, 2003, HEALTHSOUTH Corporation issued a press release entitled “HEALTHSOUTH REMAINS IN NEGOTIATIONS WITH BONDHOLDERS; RECEIVES NOTICE OF TECHNICAL DEFAULT”. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ Guy Sansone

Name:	Guy Sansone
Title:	Acting Chief Financial Officer

Dated:	November 3, 2003

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of HEALTHSOUTH Corporation dated November 3, 2003